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                                                                    EXHIBIT 10.1

                        THIRD NOTE MODIFICATION AGREEMENT

         THIS THIRD NOTE MODIFICATION AGREEMENT (this "Modification") is made as of and effective as of the 29th day of July, 2002, by and among LEIGH S. BELDEN (the "Borrower"), and VERILINK CORPORATION, a Delaware corporation (the "Holder").

                               STATEMENT OF FACTS

         The Holder made an initial loan to the Borrower (with recourse only to the pledged security) in the original principal amount of $800,000 evidenced by the Borrower's Promissory Note payable to the order of the Holder dated February 10, 1998 (the "Original Note"). Subsequently, the Holder made a loan to the Borrower (on a full recourse basis) in the original principal amount of $3,000,000 evidenced by the Borrower's Promissory Note payable to the order of the Holder dated February 22, 1999 (the "Subsequent Note," the Original Note and the Subsequent Note being collectively referred to herein as the "Notes"). The Notes are secured by the pledge to the Holder of certain securities owned beneficially and of record by Leigh S. Belden and Deborah Tinker Belden, Trustees U/A Dated December 12, 1998 (the "Pledgor").

         The Notes were previously modified by a note modification agreement dated September 22, 1999, which extended the maturity dates of the Notes through March 31, 2002 and provided for quarterly payments of principal and interest, and by a note modification agreement dated as of February 5, 2002, which extended the maturity dates of the Notes through March 31, 2003 and provided for a negative pledge of certain securities in favor of Holder.

         Borrower desires to further modify the Notes to extend the maturity date of the Subsequent Note to March 31, 2006, subject to acceleration in certain events, and to reduce the base salary to which he is entitled under his employment letter by 25%.

         Borrower has requested that the Holder consent to the modification of the Notes, and the Holder is willing to modify the Notes, subject to the terms and conditions of this Modification.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

                               STATEMENT OF TERMS

         1. DEFINITIONS. All capitalized terms used in this Modification but not otherwise defined or limited herein shall have the meanings set forth in the Notes, as amended hereby.

         2. AMENDMENTS TO NOTES. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the parties hereby agree as follows:

                  (a) The Subsequent Note is hereby further modified to provide that the outstanding principal balance of the Subsequent Note, together with all accrued and unpaid interest, shall be due and payable in full in a single installment on March 31, 2006. Notwithstanding the foregoing, at the election of


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Holder, the Subsequent Note may be accelerated and all accrued and unpaid interest shall be due and payable in full 90 days after notice of acceleration is given to Borrower following the occurrence of any of the following events:

                           (i) the aggregate amount of the Company's unrestricted cash, cash equivalents and short-term investments is less than $2,000,000.00; or

                           (ii)     termination of Holder's employment
                                    relationship with the Company.

                  (b) Each of the Notes is hereby modified to provide that upon the occurrence of any of the following events, Borrower shall be deemed to be in default (a "Default") under the Notes:

                           (i) commencement of any bankruptcy, insolvency, arrangement, reorganization, or other debtor-relief proceedings by or against the Borrower; or

                           (ii) failure of Borrower to pay principal and interest under the Notes when due.

Upon a Default, Holder may, at its election and without demand or notice of any kind, which are hereby waived, declare the unpaid principal and accrued and unpaid interest due under the Notes immediately due and payable, proceed to collect the same and exercise all other rights and remedies given to it under the Notes or by law.

         3. SALARY REDUCTION. Borrower hereby agrees to the reduction in his base salary pursuant to the employment letter dated as of January 8, 2002 to $9,519.23, paid biweekly in accordance with standard Verilink policy (annualized salary of $247,500.00), subject to adjustment after the date hereof by the Board of Directors of Holder.

         4. NO OTHER AMENDMENTS. Except for the amendments expressly set forth and referred to herein, each of the Notes (as modified by the Second Modification) remains unchanged and in full force and effect. Without limiting the generality of the foregoing, the maturity of the Original Note remains March 31, 2003. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness owed to the Holder, or to modify, affect or impair the Holder's rights under or the perfection or continuity of the security interests in, security titles to or other liens on any collateral securing the Notes.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. To induce the Holder to enter into this Modification, the Borrower does hereby warrant, represent and covenant to the Holder that: (a) the outstanding principal balance of the Original Note is $570,000.00 as of July 29, 2002 and that accrued and unpaid interest thereon totals $424,952.88 as of July 29, 2002; (b) the outstanding principal balance of the Subsequent Note is $1,784,509.95 as of July 29, 2002 and that accrued and unpaid interest thereon totals $464,788.97 as of July 29, 2002; (c) no Default or Event of Default has occurred and is or will be continuing as of this date under the Notes after giving effect to the amendments contained in this Modification; (d) Borrower has the legal capacity and power to execute, deliver and perform his obligations under this Modification, and this Modification is and the Notes, as amended hereby, remain the legal, valid and binding obligation of Borrower enforceable against him in accordance with their respective terms; and (e) if requested by the Holder at any time, the Borrower will cause to be delivered to the Holder a duly executed reaffirmation and confirmation of each of the obligations of Borrower, Pledgor and Beltech under the Pledge Agreement.


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         6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS MODIFICATION. The
effectiveness of this Modification and the amendments provided herein are subject to the fulfillment of the following conditions precedent:

                  (a) the Holder shall have received one or more counterparts of this Modification duly executed by the Borrower;

                  (b) each and every representation and warranty of the Borrower set forth in Section 4 above shall be true and correct in all material respects as of the date of, and after giving effect to, this Modification; and

                  (c) there shall not exist as of the date of, and after giving effect to, this Modification any Default or Event of Default under the Notes as amended by this Modification.

         7. COUNTERPARTS. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         8. GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO ANY CONFLICTS OR CHOICE OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS MODIFICATION TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

         9. TIME OF ESSENCE. Time is of the essence of this Modification.




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         IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed, sealed and delivered as of the day and year specified at the beginning hereof.


                               BORROWER:


                                   /s/ Leigh S. Belden                    (SEAL)
                               -------------------------------------------
                               Name  Leigh S. Belden
                                     -------------------------------------------




                               HOLDER:

                               VERILINK CORPORATION


                               By:           /s/ Howard Oringer
                                  ----------------------------------------------
                                   Name   Howard Oringer
                                          --------------------------------------
                                   Title  Chairman of the Board of Directors
                                          --------------------------------------





                                        [CORPORATE SEAL]